UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 22, 2025

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10	VZ	New York Stock Exchange
Common Stock, par value $0.10	VZ	The Nasdaq Global Select Market
3.25% Notes due 2026	VZ 26	New York Stock Exchange
1.375% Notes due 2026	VZ 26B	New York Stock Exchange
0.875% Notes due 2027	VZ 27E	New York Stock Exchange
1.375% Notes due 2028	VZ 28	New York Stock Exchange
1.125% Notes due 2028	VZ 28A	New York Stock Exchange
2.350% Fixed Rate Notes due 2028	VZ 28C	New York Stock Exchange
1.875% Notes due 2029	VZ 29B	New York Stock Exchange
0.375% Notes due 2029	VZ 29D	New York Stock Exchange
1.250% Notes due 2030	VZ 30	New York Stock Exchange
1.875% Notes due 2030	VZ 30A	New York Stock Exchange
4.250% Notes due 2030	VZ 30D	New York Stock Exchange
2.625% Notes due 2031	VZ 31	New York Stock Exchange
2.500% Notes due 2031	VZ 31A	New York Stock Exchange
3.000% Fixed Rate Notes due 2031	VZ 31D	New York Stock Exchange
0.875% Notes due 2032	VZ 32	New York Stock Exchange
0.750% Notes due 2032	VZ 32A	New York Stock Exchange
3.500% Notes due 2032	VZ 32B	New York Stock Exchange
1.300% Notes due 2033	VZ 33B	New York Stock Exchange
4.75% Notes due 2034	VZ 34	New York Stock Exchange
4.750% Notes due 2034	VZ 34C	New York Stock Exchange
3.125% Notes due 2035	VZ 35	New York Stock Exchange
1.125% Notes due 2035	VZ 35A	New York Stock Exchange
3.375% Notes due 2036	VZ 36A	New York Stock Exchange
3.750% Notes due 2036	VZ 36B	New York Stock Exchange
2.875% Notes due 2038	VZ 38B	New York Stock Exchange
1.875% Notes due 2038	VZ 38C	New York Stock Exchange
1.500% Notes due 2039	VZ 39C	New York Stock Exchange
3.50% Fixed Rate Notes due 2039	VZ 39D	New York Stock Exchange
1.850% Notes due 2040	VZ 40	New York Stock Exchange
3.850% Fixed Rate Notes due 2041	VZ 41C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2025 Annual Meeting of Shareholders of Verizon Communications Inc. held on May 22, 2025, the following items were submitted to a vote of shareholders.

The number of shares of common stock present at the meeting was 3,473,140,231 or 82.38% of the shares of common stock outstanding on March 24, 2025, the record date for the meeting.

(a)	The following nominees were elected to serve on the Board of Directors:

Name of Nominee	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Shellye Archambeau	2,646,747,084	117,302,244	12,584,973	696,482,540
Roxanne Austin	2,666,675,384	96,642,676	13,325,585	696,482,540
Mark Bertolini	2,691,704,089	70,767,431	14,173,548	696,482,540
Vittorio Colao	2,726,947,151	35,999,115	13,689,756	696,482,540
Caroline Litchfield	2,731,023,376	31,461,876	14,159,364	696,482,540
Laxman Narasimhan	2,705,908,662	56,307,185	14,431,962	696,482,540
Clarence Otis, Jr.	2,591,418,664	172,171,025	13,044,519	696,482,540
Daniel Schulman	2,675,594,150	86,986,687	14,066,735	696,482,540
Carol Tomé	2,729,805,899	33,150,056	13,694,724	696,482,540
Hans Vestberg	2,535,905,787	214,318,291	26,412,107	696,482,540

(b)

The proposal regarding the advisory vote to approve executive compensation was approved with 2,476,221,687 votes for, 269,995,941 votes against, 30,429,863 abstentions and 696,482,540 broker non-votes.

(c)	The appointment of Ernst & Young LLP as independent registered public accounting firm for 2025 was ratified with 3,174,732,102 votes for, 225,387,284 votes against and 73,015,780 abstentions.

(d)	The shareholder proposal regarding climate lobbying alignment was defeated with 423,463,534 votes for, 2,261,089,748 votes against, 92,078,347 abstentions and 696,482,540 broker non-votes.

(e)	The shareholder proposal regarding a lead-sheathed cable report was defeated with 386,539,466 votes for, 2,293,219,688 votes against, 96,886,895 abstentions and 696,482,540 broker non-votes.

(f)	The shareholder proposal regarding discrimination in advertising services was defeated with 62,725,939 votes for, 2,620,855,677 votes against, 93,063,979 abstentions and 696,482,540 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON COMMUNICATIONS INC.

Date: May 28, 2025	By	/s/ William L. Horton, Jr.
William L. Horton, Jr.
Senior Vice President, Deputy General Counsel and Corporate Secretary